EASTGROUP PROPERTIES

FIRST QUARTER

2024

Conference Call
800-836-8184 | ID – EastGroup
April 24, 2024
11:00 a.m. Eastern Time
webcast available at
EastGroup.net



8875
8875
Spanish Ridge, Las Vegas, Nevada

SUPPLEMENTAL INFORMATION

March 31, 2024

400 West Parkway Place, Suite 100
Ridgeland, MS 39157

TEL: 601-354-3555 | FAX: 601-352-1441

2 Table of Contents Financial Information: Consolidated Balance Sheets ................................................................................ 3 Consolidated Statements of Income and Comprehensive Income ......................... 4 Reconciliations of GAAP to Non-GAAP Measures ................................................. 5 Consolidated Statements of Cash Flows ................................................................ 7 Same Property Portfolio Analysis ........................................................................... 8 Additional Financial Information ............................................................................. 9 Financial Statistics ................................................................................................. 10 Capital Deployment: Development and Value-Add Properties Summary ................................................ 11 Development and Value-Add Properties Transferred to Real Estate Properties ..... 12 Acquisitions and Dispositions ................................................................................. 13 Real Estate Improvements and Leasing Costs ....................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ......................................................... 15 Core Market Operating Statistics ........................................................................... 16 Lease Expiration Summary .................................................................................... 17 Top 10 Customers by Annualized Base Rent ......................................................... 18 Capitalization: Debt and Equity Market Capitalization ................................................................... 19 Continuous Common Equity Program .................................................................... 20 Debt-to-EBITDAre Ratios ....................................................................................... 21 Other Information: Outlook for 2024 .................................................................................................... 22 Glossary of REIT Terms ........................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects,” “goals” “plans” or variations of such words and similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the current views of EastGroup Properties, Inc. (the “Company” or “EastGroup”) about its plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to the Company and on assumptions it has made. For instance, the amount, timing and frequency of future dividends is subject to authorization by the Company’s Board of Directors and will be based upon a variety of factors. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations, or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; disruption in supply and delivery chains; construction costs could increase as a result of inflation impacting the costs to develop properties; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the impacts of inflation; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws, Real Estate Investment Trust (“REIT”) or corporate income tax laws, potential changes in zoning laws, or increases in real property tax rates, and any related increased cost of compliance; our ability to maintain our qualification as a REIT; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the coronavirus pandemic; availability of financing and capital, increase in interest rates, and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; our ability to retain our credit agency ratings; our ability to comply with applicable financial covenants; credit risk in the event of non-performance by the counterparties to our interest rate swaps; how and when pending forward equity sales may settle; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to attract and retain key personnel; risks related to the failure, inadequacy or interruption of our data security systems and processes; potentially catastrophic events such as acts of war, civil unrest and terrorism; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s most recent Annual Report on Form 10-K, as such factors may be updated from time to time in the Company’s periodic filings and current reports filed with the SEC. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2024, whether as a result of new information, future events or otherwise.

3 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) March 31, 2024 December 31, 2023 ASSETS Real estate properties 4,927,921$ 4,853,548 Development and value-add properties 670,250 639,647 5,598,171 5,493,195 Less accumulated depreciation (1,299,905) (1,273,723) 4,298,266 4,219,472 Unconsolidated investment 7,816 7,539 Cash and cash equivalents 15,625 40,263 Other assets 255,298 251,939 TOTAL ASSETS 4,577,005$ 4,519,213 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities, net of debt issuance costs (1,281)$ (1,520) Unsecured debt, net of debt issuance costs 1,676,573 1,676,347 Accounts payable and accrued expenses 155,255 146,337 Other liabilities 87,099 89,415 Total Liabilities 1,917,646 1,910,579 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 48,010,613 shares issued and outstanding at March 31, 2024 and 47,700,432 at December 31, 2023 5 5 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 2,997,210 2,949,907 Distributions in excess of earnings (368,954) (366,473) Accumulated other comprehensive income 30,782 24,888 Total Stockholders' Equity 2,659,043 2,608,327 Noncontrolling interest in joint ventures 316 307 Total Equity 2,659,359 2,608,634 TOTAL LIABILITIES AND EQUITY 4,577,005$ 4,519,213

4 Consolidated Statements of Income and Comprehensive Income (In thousands, except per share data) (Unaudited) 2024 2023 REVENUES Income from real estate operations 154,074$ 133,964 Other revenue 150 1,061 154,224 135,025 EXPENSES Expenses from real estate operations 43,003 36,186 Depreciation and amortization 45,169 41,014 General and administrative 6,681 5,204 Indirect leasing costs 177 140 95,030 82,544 OTHER INCOME (EXPENSE) Interest expense (10,061) (13,025) Gain on sales of real estate investments 8,751 4,809 Other 774 439 NET INCOME 58,658 44,704 Net income attributable to noncontrolling interest in joint ventures (14) (14) NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 58,644 44,690 Other comprehensive income (loss) — interest rate swaps 5,894 (10,262) TOTAL COMPREHENSIVE INCOME 64,538$ 34,428 BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.23$ 1.02 Weighted average shares outstanding — Basic 47,860 43,751 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.22$ 1.02 Weighted average shares outstanding — Diluted 47,961 43,823 March 31, Three Months Ended

5 Reconciliations of GAAP to Non-GAAP Measures (In thousands, except per share data) (Unaudited) 2024 2023 NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 58,644$ 44,690 Depreciation and amortization 45,169 41,014 Company's share of depreciation from unconsolidated investment 31 31 Depreciation and amortization from noncontrolling interest (1) (1) Gain on sales of real estate investments (8,751) (4,809) Gain on sales of non-operating real estate (222) (81) FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS* 94,870 80,844 Gain on involuntary conversion and business interruption claims - (1,027) FFO ATTRIBUTABLE TO COMMON STOCKHOLDERS - EXCLUDING GAIN ON INVOLUNTARY CONVERSION AND BUSINESS INTERRUPTION CLAIMS* 94,870$ 79,817 NET INCOME 58,658$ 44,704 Interest expense (1) 10,061 13,025 Depreciation and amortization 45,169 41,014 Company's share of depreciation from unconsolidated investment 31 31 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA") 113,919 98,774 Gain on sales of real estate investments (8,751) (4,809) Gain on sales of non-operating real estate (222) (81) EBITDA FOR REAL ESTATE ("EBITDAre")* 104,946$ 93,884 DILUTED PER COMMON SHARE DATA FOR EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 1.22$ 1.02 FFO attributable to common stockholders* 1.98$ 1.84 FFO attributable to common stockholders - excluding gain on involuntary conversion and business interruption claims* 1.98$ 1.82 Weighted average shares outstanding for EPS and FFO purposes - Diluted 47,961 43,823 * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Three Months Ended March 31, (1) Net of capitalized interest of $4,853 and $3,735 for the three months ended March 31, 2024 and 2023, respectively.

6 Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) 2024 2023 NET INCOME 58,658$ 44,704 Gain on sales of real estate investments (8,751) (4,809) Gain on sales of non-operating real estate (222) (81) Interest income (275) (81) Other revenue (150) (1,061) Indirect leasing costs 177 140 Depreciation and amortization 45,169 41,014 Company's share of depreciation from unconsolidated investment 31 31 Interest expense (1) 10,061 13,025 General and administrative expense (2) 6,681 5,204 Noncontrolling interest in PNOI of consolidated joint ventures (16) (16) PROPERTY NET OPERATING INCOME ("PNOI")* 111,363 98,070 PNOI from 2023 and 2024 acquisitions (3,397) - PNOI from 2023 and 2024 development and value-add properties (6,555) (1,039) PNOI from 2023 and 2024 operating property dispositions (177) (670) Other PNOI 81 111 SAME PNOI (Straight-Line Basis)* 101,315 96,472 Lease termination fee income from same properties (147) (55) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis)* 101,168 96,417 Straight-line rent adjustments for same properties (423) (2,766) Acquired leases — market rent adjustment amortization for same properties (409) (520) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis)* 100,336$ 93,131 * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. March 31, (1) Net of capitalized interest of $4,853 and $3,735 for the three months ended March 31, 2024 and 2023, respectively. (2) Net of capitalized development costs of $2,223 and $2,455 for the three months ended March 31, 2024 and 2023, respectively. Three Months Ended

7 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2024 2023 OPERATING ACTIVITIES Net income 58,658$ 44,704 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 45,169 41,014 Stock-based compensation expense 3,507 2,784 Gain on sales of real estate investments (8,751) (4,809) Gain on sales of non-operating real estate (222) (81) Gain on involuntary conversion and business interruption claims - (1,027) Changes in operating assets and liabilities: Accrued income and other assets 4,485 1,005 Accounts payable, accrued expenses and prepaid rent 13,851 9,674 Other 203 197 NET CASH PROVIDED BY OPERATING ACTIVITIES 116,900 93,461 INVESTING ACTIVITIES Development and value-add properties (57,771) (64,112) Purchases of real estate (54,859) - Real estate improvements (14,829) (15,777) Net proceeds from sales of real estate investments and non-operating real estate 17,397 10,765 Leasing commissions (6,295) (7,921) Changes in accrued development costs (7,204) 12,271 Changes in other assets and other liabilities 329 (49) NET CASH USED IN INVESTING ACTIVITIES (123,232) (64,823) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 19,564 143,872 Repayments on unsecured bank credit facilities (19,564) (241,845) Proceeds from unsecured debt - 100,000 Repayments on unsecured debt - (65,000) Repayments on secured debt - (24) Debt issuance costs (15) (1,631) Distributions paid to stockholders (not including dividends accrued) (61,442) (55,173) Proceeds from common stock offerings 49,364 105,716 Common stock offering related costs (70) (395) Other (6,143) (4,824) NET CASH USED IN FINANCING ACTIVITIES (18,306) (19,304) INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS (24,638) 9,334 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 40,263 56 CASH AND CASH EQUIVALENTS AT END OF PERIOD 15,625$ 9,390 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $4,853 and $3,735 for 2024 and 2023, respectively 3,788$ 7,756 Cash paid for operating lease liabilities 688 569 Three Months Ended March 31,

8 Same Property Portfolio Analysis (In thousands) (Unaudited) 2024 2023 % Change Same Property Portfolio (1) Square feet as of period end 51,668 51,668 Average occupancy 97.5% 98.4% -0.9% Occupancy as of period end 97.5% 98.3% -0.8% Same Property Portfolio Analysis (Straight-Line Basis) (1) * Income from real estate operations 141,380$ 131,395 7.6% Less cash received for lease terminations (147) (55) Income excluding lease termination income 141,233 131,340 7.5% Expenses from real estate operations (40,065) (34,923) 14.7% PNOI excluding income from lease terminations 101,168$ 96,417 4.9% Same Property Portfolio Analysis (Cash Basis) (1) * Income from real estate operations 140,548$ 128,109 9.7% Less cash received for lease terminations (147) (55) Income excluding lease termination income 140,401 128,054 9.6% Expenses from real estate operations (40,065) (34,923) 14.7% PNOI excluding income from lease terminations 100,336$ 93,131 7.7% (1) Includes properties which were included in the operating portfolio for the entire period of 1/1/23 through 3/31/24. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. March 31, Three Months Ended

9 Additional Financial Information (In thousands) (Unaudited) 2024 2023 Lease income - operating leases 114,200$ 100,696 Variable lease income (1) 39,874 33,268 Income from real estate operations 154,074 133,964 Straight-line rent income adjustment 2,483 3,442 Reserves for uncollectible straight-line rent (259) (250) Net straight-line rent adjustment 2,224 3,192 Lease termination fee income 147 55 Reserves of uncollectible cash rent (516) (119) Stock-based compensation expense (3,507) (2,784) Debt issuance costs amortization (479) (484) Indirect leasing costs (177) (140) Gain on involuntary conversion and business interruption claims (2) - 1,027 Acquired leases - market rent adjustment amortization 607 599 2024 2023 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares - Basic 47,860 43,751 BASIC SHARES FOR EARNINGS PER SHARE ("EPS") 47,860 43,751 Potential common shares: Effect of dilutive securities 101 72 DILUTED SHARES FOR EPS AND FFO 47,961 43,823 (1) Primarily includes tenant reimbursements for real estate taxes, insurance and common area maintenance. (2) Included in Other revenue on the Consolidated Statements of Income and Comprehensive Income; included in FFO. March 31, Three Months Ended Three Months Ended March 31, SELECTED INCOME STATEMENT INFORMATION (Items below represent increases or (decreases) in FFO)

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

		Quarter Ended 3/31/24	Years Ended 2023	2022	2021	2020
ASSETS/MARKET CAPITALIZATION						
Assets	$	4,577,005	4,519,213	4,035,837	3,215,336	2,720,803
Equity Market Capitalization		8,630,868	8,754,937	6,451,794	9,403,107	5,477,783
Total Market Capitalization (Debt and Equity) [(1)]		10,310,868	10,434,937	8,318,835	10,859,473	6,791,879
Shares Outstanding - Common		48,010,613	47,700,432	43,575,539	41,268,846	39,676,828
Price per share	$	179.77	183.54	148.06	227.85	138.06
FFO CHANGE*						
FFO per diluted share	$	1.98	7.79	7.00	6.09	5.38
Change compared to same period prior year		7.6%	11.3%	14.9%	13.2%	8.0%
COMMON DIVIDEND PAYOUT RATIO*						
Dividend distribution	$	1.27	5.04	4.70	3.58	3.08
FFO per diluted share		1.98	7.79	7.00	6.09	5.38
Dividend payout ratio		64%	65%	67%	59%	57%
COMMON DIVIDEND YIELD [(2)]						
Dividend distribution	$	1.27	5.04	4.70	3.58	3.08
Price per share		179.77	183.54	148.06	227.85	138.06
Dividend yield		2.83%	2.75%	3.17%	1.57%	2.23%
FFO MULTIPLE [(3)] *						
FFO per diluted share	$	1.98	7.79	7.00	6.09	5.38
Price per share		179.77	183.54	148.06	227.85	138.06
Multiple		22.70	23.56	21.15	37.41	25.66
INTEREST & FIXED CHARGE COVERAGE RATIO*						
EBITDAre	$	104,946	401,335	337,536	278,959	245,669
Interest expense		10,061	47,996	38,499	32,945	33,927
Interest and fixed charge coverage ratio		10.43	8.36	8.77	8.47	7.24
DEBT-TO-EBITDAre RATIO [(4)] *						
Debt	$	1,675,292	1,674,827	1,861,744	1,451,778	1,310,895
EBITDAre		104,946	401,335	337,536	278,959	245,669
Debt-To-EBITDAre ratio [(4)]		3.99	4.17	5.52	5.20	5.34
Adjusted debt-to-pro forma EBITDAre ratio [(4)]		3.06	3.23	4.48	3.83	4.43
DEBT-TO-TOTAL MARKET CAPITALIZATION [(1)]		16.3%	16.1%	22.4%	13.4%	19.3%

ISSUER RATINGS [(5)]	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.
(2) Quarterly calculation: (Dividend distributions for the quarter x 4)/price per share. Yearly calculation: Dividend for the 12-month period/price per share.
(3) Quarterly calculation: (FFO per diluted share for the quarter x 4)/price per share. Yearly calculation: FFO per diluted share for the 12-month period/price per share.
(4) Quarterly calculation: Debt/(EBITDAre for the quarter x 4). Yearly calculation: Debt/EBITDAre for the 12-month period.
(5) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

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EASTGROUP PROPERTIES

Development and Value-Add Properties Summary

($ in thousands)
(Unaudited)

		Square Feet (SF)	Cumulative Costs at 3/31/24	Projected Total Costs	Anticipated Conversion Date [1]	% Leased 4/22/24	
Lease-Up							
Hillside 1	Greenville, SC	122,000	$ 12,595	14,000	04/24	58%	
McKinney 1 & 2	Dallas, TX	172,000	25,830	29,100	07/24	100%	
Stonefield 35 1-3	Austin, TX	276,000	35,193	40,000	08/24	40%	
Horizon West 10	Orlando, FL	357,000	41,333	45,200	10/24	82%	
Springwood 1 & 2	Houston, TX	292,000	32,158	33,300	10/24	20%	
SunCoast 9	Fort Myers, FL	111,000	14,856	16,200	02/25	0%	
Total Lease-up		1,330,000	161,965	177,800		53%	Wgt Avg %
Under Construction							
MCO Logistics Center	Orlando, FL	167,000	21,611	25,300	06/24	100%	
Basswood 3-5	Fort Worth, TX	351,000	40,461	45,000	04/25	6%	
Horizon West 6	Orlando, FL	87,000	10,393	12,700	04/25	52%	
Northeast Trade Center 1	San Antonio, TX	264,000	3,688	32,100	04/25	100%	
Riverside 1 & 2	Atlanta, GA	284,000	29,189	33,700	04/25	0%	
Braselton 3	Atlanta, GA	115,000	12,703	14,300	05/25	0%	
Cass White 1 & 2	Atlanta, GA	296,000	30,914	33,900	05/25	0%	
Eisenhauer Point 10-12	San Antonio, TX	223,000	23,999	29,400	05/25	33%	
Gateway South Dade 1 & 2	Miami, FL	169,000	27,927	34,900	06/25	0%	
Crossroads 1	Tampa, FL	124,000	4,893	20,000	10/25	0%	
Skyway 1 & 2	Charlotte, NC	318,000	11,009	37,200	10/25	0%	
Denton 35 Exchange 1 & 2	Dallas, TX	244,000	10,143	34,600	11/25	0%	
Arista 36 1-3	Denver, CO	360,000	18,489	80,300	05/26	0%	
Total Under Construction		3,002,000	245,419	433,400		19%	Wgt Avg %
Total Lease-Up and Under Construction		4,332,000	$ 407,384	611,200		29%	Wgt Avg %

Projected Stabilized Yields [2]	Yield
Lease-Up	6.9%
Under Construction	7.0%
Lease-Up and Under Construction	7.0%

Prospective Development	Acres	Projected SF	
Phoenix, AZ	59	780,000	$ 21,558
Sacramento, CA	7	78,000	3,782
Fort Myers, FL	20	252,000	4,270
Miami, FL	25	341,000	25,058
Orlando, FL	40	442,000	15,342
Tampa, FL	88	851,000	22,320
Atlanta, GA	138	1,406,000	16,499
Charlotte, NC	114	828,000	11,665
Greenville, SC	84	663,000	9,249
Austin, TX	141	1,681,000	56,751
Dallas, TX	12	-	4,596
Fort Worth, TX	121	1,312,000	32,144
Houston, TX	98	1,377,000	30,392
San Antonio, TX	46	622,000	9,240
Total Prospective Development	993	10,633,000	262,866
Total Development and Value-Add Properties	993	14,965,000	$ 670,250

[1] Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion.

[2] Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

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12 Development and Value-Add Properties Transferred to Real Estate Properties ($ in thousands) (Unaudited) Cumulative Costs at Conversion % Leased Square Feet (SF) 3/31/24 Date 4/22/24 1st Quarter Gateway 2 Miami, FL 133,000 22,228$ 02/24 100% Total Transferred to Real Estate Properties 133,000 22,228$ 100% Wgt Avg % Projected Stabilized Yield (1) 8.5% (1) Weighted average yield based on projected stabilized annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

13 Acquisitions and Dispositions Through March 31, 2024 ($ in thousands) (Unaudited) Date Property Name Location Size Purchase Price (1) 1st Quarter 01/18/24 Brightstar Land Atlanta, GA 34.3 Acres 3,302$ 01/23/24 Spanish Ridge Industrial Park Las Vegas, NV 231,000 SF 54,859 34.3 Acres Total Acquisitions 231,000 SF 58,161$ Date Property Name Location Size Gross Sales Price 1st Quarter 03/01/24 Hercules Land San Francisco, CA 3.9 Acres 4,000$ 222 (2) 03/05/24 Interchange Business Park and Metro Jackson, MS 159,000 SF 14,050 8,751 (3) Airport Commerce Center 3.9 Acres Total Dispositions 159,000 SF 18,050$ 8,973 (3) Included in Gain on sales of real estate investments on the Consolidated Statements of Income and Comprehensive Income; not included in FFO. DISPOSITIONS ACQUISITIONS (1) Represents acquisition price plus closing costs. Realized Gain (2) Included in Other on the Consolidated Statements of Income and Comprehensive Income; not included in FFO.

14 Real Estate Improvements and Leasing Costs (In thousands) (Unaudited) REAL ESTATE IMPROVEMENTS 2024 2023 Upgrade on acquisitions 37$ 270 Tenant improvements: New tenants 2,337 5,441 Renewal tenants 835 911 Other: Building improvements 3,075 2,203 Roofs 3,810 7,070 Parking lots 759 842 Other 838 150 TOTAL REAL ESTATE IMPROVEMENTS (1) 11,691$ 16,887 CAPITALIZED LEASING COSTS (Principally Commissions) Development and value-add 1,991$ 4,550 New tenants 4,051 2,137 Renewal tenants 2,523 2,363 TOTAL CAPITALIZED LEASING COSTS (2)(3) 8,565$ 9,050 (1) Reconciliation of Total Real Estate Improvements to Real Estate Improvements on the Consolidated Statements of Cash Flows: 2024 2023 Total Real Estate Improvements 11,691$ 16,887 Change in real estate property payables (649) (887) Change in construction in progress 3,787 (223) 14,829$ 15,777 (2) Included in Other Assets on the Consolidated Balance Sheets. (3) Reconciliation of Total Capitalized Leasing Costs to Leasing Commissions on the Consolidated Statements of Cash Flows: 2024 2023 Total Capitalized Leasing Costs 8,565$ 9,050 Change in leasing commissions payables (2,270) (1,129) 6,295$ 7,921 Three Months Ended March 31, Three Months Ended Three Months Ended March 31, Leasing Commissions on the Consolidated Statements of Cash Flows March 31, Real Estate Improvements on the Consolidated Statements of Cash Flows

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended March 31, 2024	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis [1]	Rental Change Cash Basis [1]	PSF Tenant Improvement [2]	PSF Leasing Commission [2]	PSF Total Leasing Cost [2]
New Leases [3]	41	911	5.2	69.5%	50.4%	$ 3.83	$ 3.82	$ 7.65
Renewal Leases	42	1,087	4.3	48.6%	31.4%	0.88	2.25	3.13
Total/Weighted Average	**83**	**1,998**	**4.7**	**57.8%**	**39.7%**	**$ 2.22**	**$ 2.96**	**$ 5.18**
					Per Year	**$ 0.47**	**$ 0.63**	**$ 1.10**

Weighted Average Retention [4] **56.0%**

	03/31/24	12/31/23	09/30/23	06/30/23	03/31/23
Percentage Leased	**98.0%**	**98.7%**	**98.5%**	**98.5%**	**98.7%**
Percentage Occupied	**97.7%**	**98.2%**	**97.7%**	**98.2%**	**97.9%**

(1) Rental Change is reported for leases signed during the periods presented.
(2) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.
(3) Does not include leases with terms less than 12 months and leases for first generation space.
(4) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

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EASTGROUP PROPERTIES

Core Market Operating Statistics
March 31, 2024
(Unaudited)

	Total Square Feet of Properties	% of Total Annualized Base Rent [1]	% Leased	Lease Expirations in Square Feet 2024 [2]	2025	Same PNOI Change* (excluding income from lease terminations) QTR Straight-Line Basis	Cash Basis [4]	Rental Change New and Renewal Leases [3] QTR Straight-Line Basis	Cash Basis [4]
Florida									
Tampa	4,533,000	7.8%	98.3%	402,000	834,000	7.7%	6.4%	77.5%	55.5%
Orlando	4,287,000	7.6%	96.9%	363,000	975,000	1.0%	7.9%	45.7%	31.7%
Jacksonville	2,273,000	3.2%	96.6%	404,000	640,000	1.2%	3.0%	106.8%	77.7%
Miami/Fort Lauderdale	1,865,000	4.2%	98.9%	175,000	249,000	23.7%	23.3%	54.4%	42.5%
Fort Myers	885,000	1.7%	98.7%	136,000	9,000	3.1%	16.9%	N/A	N/A
	13,843,000	**24.5%**	**97.7%**	**1,480,000**	**2,707,000**	**6.4%**	**9.4%**	**64.4%**	**46.6%**
Texas									
Houston	6,816,000	10.5%	97.8%	284,000	927,000	3.9%	5.7%	38.9%	19.7%
Dallas	5,444,000	10.0%	99.5%	363,000	748,000	7.2%	8.5%	97.2%	75.9%
San Antonio	4,411,000	7.5%	97.5%	490,000	601,000	5.8%	7.7%	52.3%	31.4%
Austin	1,302,000	2.9%	97.4%	134,000	200,000	9.7%	20.0%	54.2%	32.5%
El Paso	1,126,000	1.5%	99.5%	166,000	60,000	9.6%	10.5%	91.7%	72.5%
Fort Worth	1,108,000	1.7%	93.3%	-	54,000	-1.6%	7.8%	59.3%	45.8%
	20,207,000	**34.1%**	**98.0%**	**1,437,000**	**2,590,000**	**5.8%**	**8.5%**	**59.2%**	**39.0%**
California									
San Francisco	2,475,000	5.9%	95.1%	163,000	276,000	-1.2%	0.9%	19.5%	11.6%
Los Angeles [5]	2,408,000	5.9%	96.2%	83,000	198,000	-0.1%	2.4%	4.1%	0.0%
San Diego [5]	1,933,000	5.1%	98.0%	102,000	245,000	-5.5%	3.5%	75.5%	52.0%
Fresno	398,000	0.5%	91.8%	56,000	107,000	3.1%	3.8%	22.2%	5.8%
Sacramento	329,000	0.6%	100.0%	-	94,000	-3.2%	-0.4%	16.0%	14.4%
	7,543,000	**18.0%**	**96.2%**	**404,000**	**920,000**	**-2.0%**	**2.2%**	**21.8%**	**13.5%**
Arizona									
Phoenix	3,000,000	5.8%	100.0%	134,000	654,000	13.6%	18.4%	88.7%	75.5%
Tucson	848,000	1.3%	100.0%	96,000	11,000	3.2%	3.7%	37.3%	28.2%
	3,848,000	**7.1%**	**100.0%**	**230,000**	**665,000**	**11.5%**	**15.3%**	**86.2%**	**73.3%**
Other Core									
Charlotte	3,883,000	5.9%	99.7%	159,000	354,000	10.6%	9.1%	68.9%	44.0%
Atlanta	1,467,000	2.2%	100.0%	102,000	74,000	7.6%	9.4%	88.8%	57.2%
Las Vegas	1,395,000	3.3%	95.3%	50,000	86,000	5.9%	5.3%	48.0%	39.5%
Greenville	981,000	1.4%	100.0%	47,000	-	5.8%	8.3%	N/A	N/A
Denver	886,000	1.7%	100.0%	26,000	182,000	3.7%	5.3%	36.1%	14.1%
	8,612,000	**14.5%**	**99.1%**	**384,000**	**696,000**	**8.0%**	**7.9%**	**72.2%**	**46.3%**
Total Core Markets	**54,053,000**	**98.2%**	**98.0%**	**3,935,000**	**7,578,000**	**5.0%**	**7.9%**	**57.8%**	**39.7%**
Total Other Markets	**1,305,000**	**1.8%**	**98.6%**	335,000	180,000	**-0.2%**	**-0.7%**	**N/A**	**N/A**
Total Operating Properties	**55,358,000**	**100.0%**	**98.0%**	**4,270,000**	**7,758,000**	**4.9%**	**7.7%**	**57.8%**	**39.7%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).
(2) Square Feet expiring during the remainder of the year, including month-to-month leases.
(3) Rental Change is reported for leases signed during the periods presented and does not include leases with terms less than 12 months and leases for first generation space.
(4) Excludes straight-line rent adjustments.
(5) Includes the Company's share of its less-than-wholly-owned real estate investments.
* This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

16

EASTGROUP PROPERTIES

Lease Expiration Summary - Total Square Feet of Operating Properties Based on Leases Signed Through March 31, 2024

($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	1,107,000	0.0%
2024 - remainder of year [(1)]	4,270,000	7.4%
2025	7,758,000	14.2%
2026	10,025,000	18.5%
2027	9,314,000	17.5%
2028	7,310,000	14.1%
2029	6,065,000	10.3%
2030	2,699,000	4.9%
2031	1,653,000	3.3%
2032	1,738,000	3.0%
2033 and beyond	3,419,000	6.8%
TOTAL	55,358,000	100.0%

(1) Includes month-to-month leases.

17

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of March 31, 2024
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent [(1)]
1	**Amazon**	2	San Diego, CA	710,000		
		1	San Antonio, TX	57,000		
		1	Tucson, AZ	10,000		
					1.4%	1.8%
2	**REPET, Inc.**	1	Los Angeles, CA	300,000	0.5%	0.8%
3	**Starship Logistics LLC**	1	Los Angeles, CA	262,000	0.5%	0.8%
4	**Consolidated Electrical Distributors**	2	San Antonio, TX	145,000		
		1	Orlando, FL	104,000		
		1	San Francisco, CA	84,000		
		1	Charlotte, NC	28,000		
					0.6%	0.7%
5	**DSV Air & Sea Inc.**	3	Houston, TX	385,000		
		1	San Diego, CA	20,000		
					0.7%	0.7%
6	**FedEx Corp.**	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	San Diego, CA	51,000		
		1	Fort Lauderdale, FL	50,000		
					0.6%	0.6%
7	**The Chamberlain Group**	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.7%	0.6%
8	**Trane U.S. Inc.**	1	Fort Worth, TX	147,000		
		1	Jacksonville, FL	81,000		
		1	Dallas, TX	58,000		
		1	Greenville, SC	55,000		
		1	Denver, CO	18,000		
		1	New Orleans, LA	11,000		
		1	Orlando, FL	7,000		
					0.7%	0.6%
9	**Infinite Electronics Inc.**	4	Dallas, TX	320,000	0.6%	0.6%
10	**Novolex Holdings, LLC**	1	Los Angeles, CA	286,000	0.5%	0.6%
		34		3,770,000	6.8%	7.8%

[(1)] Calculation: Customer Annualized Base Rent as of 03/31/24 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

18

19 Debt and Equity Market Capitalization March 31, 2024 ($ in thousands, except per share data) (Unaudited) Unsecured debt (fixed rate) (1) Weighted average interest rate Principal Payments Maturing Average years to maturity August 30, 2024 4.08% 50,000$ December 13, 2024 3.46% 60,000 December 15, 2024 3.48% 60,000 Year 2025 3.13% 145,000 Year 2026 2.56% 140,000 Year 2027 2.74% 175,000 Year 2028 3.10% 160,000 Year 2029 and beyond 3.66% 890,000 Total unsecured debt (fixed rate) (1) 3.37% 1,680,000 5.0 Unsecured bank credit facilities (variable rate) $50MM Line - 6.215% - matures 7/30/2025 - $625MM Line - 6.194% - matures 7/30/2025 - Total carrying amount of debt 1,680,000 Total unamortized debt issuance costs (4,708) Total debt, net of unamortized debt issuance costs 1,675,292$ Equity market capitalization Shares outstanding - common 48,010,613 Price per share at quarter end 179.77$ Total equity market capitalization 8,630,868$ Total market capitalization (debt and equity) (2) 10,310,868$ Total debt / total market capitalization (2) 16.3% (1) These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps. (2) Debt refers to total carrying amount of debt.

20 Continuous Common Equity Program Through March 31, 2024 ($ in thousands, except per share data) (Unaudited) Shares Sold (1) Initial Forward Price Per Share Gross Proceeds Offering-Related Fees and Expenses Net Proceeds 1st Quarter 2024 272,342 183.09$ 49,864$ (570)$ 49,294$ Common Stock (in shares) Forward Shares Agreements Outstanding at 12/31/2023 406,041 1st Quarter 2024: Shares settled and proceeds received (272,342) New forward sale agreements 286,671 Forward Shares Agreements Outstanding at 3/31/2024 420,370 Shares settled and proceeds received subsequent to the quarter-end (133,699) Forward Shares Agreements Outstanding at 4/22/2024 286,671 (2) Gross Sales Price (in thousands) Total Gross Sales Price Authorized for Issuance 750,000$ Amount settled through 4/22/2024 (309,678) Amount of outstanding forward equity sales agreements as of 4/22/2024 (52,160) (2) Remaining for Issuance as of 4/22/2024 388,162$ SHARES SETTLED UNDER THE FORWARD ATM PROGRAM SALES AGENCY FINANCING AGREEMENTS (2) Available through forward equity sale agreements before settlement periods expire, ranging from February 2025 through April 2025. (1) Represents partial settlement of outstanding forward equity sale agreements. During the three months ended March 31, 2024, the Company did not sell any shares of our common stock directly through sales agents. OUTSTANDING FORWARD EQUITY SALE AGREEMENTS

21 Debt-to-EBITDAre Ratios ($ in thousands) (Unaudited) Quarter Ended March 31, 2024 (1) 2023 2022 2021 2020 Debt 1,675,292$ 1,674,827$ 1,861,744 1,451,778 1,310,895 EBITDAre* 104,946 401,335 337,536 278,959 245,669 DEBT-TO-EBITDAre RATIO* 3.99 4.17 5.52 5.20 5.34 Debt 1,675,292$ 1,674,827$ 1,861,744 1,451,778 1,310,895 Subtract development and value-add properties in lease-up or under construction (407,384) (374,924) (324,831) (376,611) (225,964) Adjusted Debt* 1,267,908$ 1,299,903$ 1,536,913 1,075,167 1,084,931 EBITDAre* 104,946$ 401,335$ 337,536 278,959 245,669 Adjust for acquisitions as if owned for entire period 223 5,490 6,900 4,213 1,906 Adjust for development and value-add properties in lease-up or under construction (1,257) (1,909) (857) (700) (1,327) Adjust for properties sold during the period (177) (2,001) (235) (1,517) (1,081) Pro Forma EBITDAre* 103,735$ 402,915$ 343,344 280,955 245,167 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO* 3.06 3.23 4.48 3.83 4.43 (1) Quarterly calculations annualize EBITDAre for the quarter. (2) Yearly calculations use EBITDAre for the 12-month period. * This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms. Years Ended December 31, (2)

EASTGROUP PROPERTIES
Outlook for 2024
(Unaudited)

	Low Range		High Range	
	Q2 2024	Y/E 2024	Q2 2024	Y/E 2024
	(In thousands, except per share data)			
Net income attributable to common stockholders	$ 49,773	216,899	53,641	226,638
Depreciation and amortization	46,540	189,671	46,540	189,671
Gain on sales of real estate investments and non-operating real estate	-	(8,973)	-	(8,973)
Funds from operations attributable to common stockholders*	$ 96,313	397,597	100,181	407,336
Weighted average shares outstanding - Diluted	48,342	48,695	48,342	48,695
Per share data (diluted):				
Net income attributable to common stockholders	$ 1.03	4.45	1.11	4.65
Funds from operations attributable to common stockholders	1.99	8.17	2.07	8.37

*This is a non-GAAP financial measure. Please refer to Glossary of REIT Terms.

The following assumptions were used for the mid-point:

Metrics	Revised Guidance for Year 2024	Initial Guidance for Year 2024	Actual for Year 2023
FFO per share	$8.17 - $8.37	$8.17 - $8.37	$7.79
FFO per share increase over prior year	6.2%	6.2%	11.3%
FFO per share increase over prior year excluding gain on involuntary conversion and business interruption claims	7.4%	7.4%	10.0%
Same PNOI growth: cash basis (1)	5.5% - 6.5% (2)	5.5% - 6.5% (2)	8.0%
Average month-end occupancy - operating portfolio	96.5% - 97.5%	96.5% - 97.5%	98.0%
Lease termination fee income	$830,000	$750,000	$1.0 million
Reserves of uncollectible rent (Currently no identified bad debt for Q2-Q4)	$2.5 million	$2.0 million	$1.5 million
Development starts:			
Square feet	1.9 million	2.1 million	2.4 million
Projected total investment	$260 million	$300 million	$363 million
Operating property acquisitions	$160 million	$130 million	$165 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$15 million	$35 million	$38 million
Capital proceeds	$490 million	$465 million	$799 million
General and administrative expense	$20.8 million	$19.9 million	$16.8 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

(2) Includes properties which have been in the operating portfolio since 1/1/23 and are projected to be in the operating portfolio through 12/31/24; includes 51,668,000 square feet.

22

23 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non-GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Involuntary Conversion and Business Interruption Claims: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on involuntary conversion and business interruption claims. The Company believes that this exclusion presents a more meaningful comparison of operating performance. Interest and Fixed Charge Coverage Ratio: A non-GAAP financial measure calculated by dividing the Company’s EBITDAre by its interest expense. We believe this ratio is useful to investors because it provides a basis for analysis of the Company’s leverage, operating performance and its ability to service the interest payments due on its debt. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period. Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets. Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease.

24 Glossary of REIT Terms (Continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust (“REIT”): A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term, for leases signed during the reporting period. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2023 through March 31, 2024. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% leased as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property.